UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Cardax, Inc. (the “Company”) issued shares of its common stock (the “Common Stock”) in the following transactions:

Equity Purchase Agreement

On March 7, 2017, the Company sold 567,644 shares of Common Stock at a price of $0.1057 per share pursuant to the equity purchase agreement (the “Equity Purchase Agreement”) with Southridge Partners II LP (“Southridge”), which was previously reported by the Company in the Registration Statement on Form S-1 (333-214049) filed on February 8, 2017. Southridge has the right to resell the shares of Common Stock.

The foregoing summary of the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which was attached as an exhibit to the Company’s Current Report on Form 8-K dated July 13, 2016.

Unit Offering

In addition, from February 9, 2017 through February 17, 2017, the Company issued 1,025,000 units for an aggregate purchase price of $82,000 under separate subscription agreements (each, a “Subscription Agreement”), by and between the Company and investors (each a “Purchaser” and collectively, the “Purchasers”). Each such unit (each a “Unit” and collectively the “Units”) consisted of shares of Common Stock and warrants to purchase shares of Common Stock. No placement agent or broker dealer was used or participated in any offering or sale of the Units.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Subscription Agreement was attached as an exhibit to the Company’s Quarterly Report on Form 10-Q filed May 13, 2016.

The securities were issued in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

The Company may continue to offer securities and may use a placement agent or broker dealer in any such offering. Any future offering of securities may be on the same terms described in this Report or on other terms.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1(1)	Form of Equity Purchase Agreement

10.2(2)	Form of Subscription Agreement

(1) Filed as an exhibit to the Current Report on Form 8-K of the Company dated July 13, 2016.

(2) Filed as an exhibit to the Quarterly Report on Form 10-Q of the Company filed May 13, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2017

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull
Chief Executive Officer and President

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